SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                                (AMENDMENT NO.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         [X]  Preliminary Proxy Statement
         [ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2)
         [ ]  Definitive Proxy Statement
         [ ]  Definitive Additional Materials
         [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                              PHOENIX SERIES FUND
                              -------------------
                (Name of Registrant as Specified in its Charter)
                             NANCY J. ENGBERG, ESQ.
                      c/o Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0480
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check appropriate box):

       [X] No fee required.
       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1) Title of each class of securities to which transaction applies:

           2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           4) Proposed maximum aggregate value of transaction:

           5) Total fee paid: ___________

       [ ] Fee paid previously with preliminary materials.
       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)  Amount Previously Paid:
           2)  Form, Schedule or Registration No.:
           3)  Filing Party:
           4)  Date Filed:

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301
                                   ----------

                  NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS
                                  AUGUST 6, 1999

                                   ----------


To the Shareholders:

     A Special Meeting of Shareholders of Phoenix Series Fund (the "Trust") will be held in the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301, on Wednesday, August 6, 1999 at 10:00 a.m. for the following purposes:

    (1) To fix at twelve the number of Trustees to serve until the next Annual Meeting, and to elect the number of Trustees so fixed;

    (2) To ratify or reject the selection of PricewaterhouseCoopers LLP, independent accountants, to audit financial statements of the Trust;

                       TO BE VOTED UPON BY SHAREHOLDERS OF
              PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND ONLY.

    (3)  To approve or not approve changing the investment objective of the
         U. S. Government Securities Fund;

                       TO BE VOTED UPON BY SHAREHOLDERS OF
              PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES FUND ONLY.

    (4) To approve or not approve the substitution of Duff & Phelps Investment Management Co. as investment adviser to the U.S. Government Securities Fund;

                       TO BE VOTED UPON BY SHAREHOLDERS OF
                        PHOENIX-GOODWIN GROWTH FUND ONLY.

    (5) To approve or not approve a Subadvisory Agreement in the form attached to this Proxy Statement as Exhibit A between Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc.; and

    (6) To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed June 7, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     Whether or not you plan to attend the meeting in person, please vote your shares by completing, dating and signing the enclosed proxy and returning it promptly in the postage paid return envelope enclosed for your use. Prompt return of proxies by shareholders will save the Trust and shareholders the costs associated with further solicitation.

                                        By Order of the Board of Trustees,



                                        G. JEFFREY BOHNE,
                                        Clerk

Greenfield, Massachusetts
June 28, 1999

                               PHOENIX SERIES FUND

                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                                   ----------

                                 PROXY STATEMENT
                        A SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 6, 1999

                                   ----------

     The enclosed proxy is solicited by the Board of Trustees of Phoenix Series Fund (the "Trust") for use at the Special Meeting of Shareholders to be held on Wednesday, August 6, 1999, and at any adjournment thereof. Shareholders of record at the close of business on June 7, 1999 ("Shareholders") are entitled to notice of and to vote at the meeting or any adjourned session. On that date, there were issued and outstanding ____ shares, par value $1.00 per share, of the Trust (the "Shares"). Each Shareholder will be entitled to one vote for each full Share (and a fractional vote corresponding to any fractional Share) registered in his or her name on the Trust's books on the record date and not thereafter repurchased or redeemed by the Trust.

     Only Shares of the U.S. Government Securities Fund will be voted on Proposals 3 and 4, and only Shares of the Growth Fund will be voted on Proposal
5. All Shares will be voted in accordance with the specifications on duly executed proxies for such Shares. If a duly executed proxy does not specify a choice between approval or disapproval of, or abstention with respect to, any proposal, the Shares represented by the proxy will be voted in favor of the proposal. Any Shareholder executing a proxy has the power to revoke it at any time before it is exercised by executing and submitting to the Trust a later-dated proxy or written notice of revocation or by attending the meeting and voting in person.

     In addition to the solicitation of proxies by mail, officers and employees of Phoenix Investment Partners, Ltd. or its affiliates, may solicit proxies personally or by telephone or telegram. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed by the Trust for their reasonable expenses in sending proxy material to beneficial owners of Trust shares. The cost of solicitation of proxies will be borne by the Trust. In the event that the services of an outside proxy solicitor are used, the costs associated with such services will be borne by the Adviser.

     In the event that sufficient votes in favor of any of the items set forth in the attached Notice of the meeting are not received by the time scheduled for the meeting, the meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than sixty days in the aggregate to permit further solicitation of proxies with respect to any proposals for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

     If a Shareholder abstains from voting as to any matter, then the Shares held by such Shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the Shares covered by such non-vote proxy shall be deemed present at the meeting for all purposes, except for the purpose of calculating the vote with respect to such matter.

     As used in this Proxy Statement, the term "interested person" has the meaning provided therefore in the Investment Company Act of 1940 (the "1940 Act").

     This Proxy Statement and the enclosed form of proxy are first being mailed to Shareholders on or about June 28, 1999. A COPY OF THE TRUST'S MOST RECENT ANNUAL REPORT WILL BE FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDERS UPON REQUEST TO PHOENIX EQUITY PLANNING CORPORATION, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200 or call, toll free, at (800) 243-4361.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information as of June ___, 1999 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of the Trust's equity securities.

                                                  NUMBER        PERCENTAGE
     NAME OF SHAREHOLDER            CLASS         OF SHARES     OF CLASS
     -------------------            -----         ---------     --------

     On June ___, 1999, nominees for Trustee and officers of the Trust as a group owned beneficially less than one percent of the Trust's outstanding shares.


                                    PROPOSALS

                                 PROPOSAL NO. 1

                              ELECTION OF TRUSTEES

     The Declaration of Trust provides that the number of Trustees shall be fixed by vote of the Shareholders at the meeting at which they are elected. The persons named in the enclosed proxy intend, unless authority is withheld, to vote for fixing the number of Trustees at twelve and for the election as Trustees the nominees named below. All of the nominees have been recommended by the Nominating Committee, which consists solely of Trustees who are not interested persons of the Trust. All of the nominees are presently serving as Trustees of the Trust. The Trustees are recommending that the shareholders fix the number of Trustees at twelve and elect the persons whom they have nominated for election.

     Each of the nominees has agreed to serve as a Trustee if elected. If, at the time of the meeting, any nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their retirement or the next annual meeting of shareholders and the selection and qualification of their successors. Executive officers are elected at the first meeting of the Board of Trustees following the annual meeting of shareholders and hold office until the first meeting of the Board of Trustees following the 2002 meeting of shareholders and until their successors are chosen and qualified.

     The following table sets forth information as to the principal occupations during the past five years of nominees for election as Trustees and of the Trust's executive officers and also sets forth information as to certain other trusteeships held by nominees for election as Trustees.

NOMINEES FOR ELECTION AS TRUSTEES

     *ROBERT CHESEK, 64, Trustee since 1981. (Chairman from 1989 to 1994). Trustee/Director, the Phoenix Funds (1981-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series

Fund (since 1996). Director (1981-1994) and Chairman (1992-1994), Phoenix Investment Counsel, Inc.

     E. VIRGIL CONWAY, 69, Trustee since 1993. Chairman, Metropolitan Transportation Authority (since 1992). Trustee/Director, the Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Duff & Phelps Utilities Tax-Free Income Inc. (since 1995) and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Trustee/Director, Consolidated Edison Company of New York, Inc. (1970-present), Pace University (1978-present), Atlantic Mutual Insurance Company (1974-present), HRE Properties (1989-present), Greater New York Councils, Boy Scouts of America (1985-present), Union Pacific Corp. (1978-present), Centennial Insurance Company (1974-present), Josiah Macy, Jr. Foundation (1975-present), the Harlem Youth Development Foundation (1987-present) (Chairman, 1998-present), Accuhealth (1994-present), Trism, Inc. (1994-present), Realty Foundation of New York (1972-present). Vice Chairman, Academy of Political Science (1985-present). Chairman, New York Housing Partnership Development Corp. (1981-present). Advisory Director, Blackrock Freddie Mac Mortgage Securities Fund (1990-present). Chairman/Member, Audit Committee of the City of New York (1981-1996). Advisory Director, Blackrock Fannie Mae Mortgage Securities Fund (1989-1996) and Fund Directions (1993-1998). Member, Financial Accounting Standards Advisory Council (1992-1995).

     HARRY DALZELL-PAYNE, 69, Trustee since 1993. Trustee/Director, Phoenix Funds (since 1993), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1995), Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1995). Director, Farragut Mortgage Co., Inc. (1991-1994). Formerly, a Major General of the British Army.

     **FRANCIS E. JEFFRIES, 68, Trustee since 1995. Director/Trustee, Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Income Inc. (since 1987), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991), and Duff & Phelps Utility and Corporate Bond Trust Inc. (since 1993). Director, The Empire District Electric Company (since 1984). Director (1989-1997), Chief Executive Officer (1989-1995) and President (1989-1993), Phoenix Investment Partners, Ltd.

     LEROY KEITH, JR., 60, Trustee since 1993. Chairman and Chief Executive Officer, Carson Products Company (since 1995). Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual

Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Equifax Corporation (since 1991) and Evergreen International Fund, Inc. (since
1989). Trustee, Evergreen Liquid Trust, Evergreen Tax Exempt Trust, Evergreen Tax Free Fund, Master Reserves Trust and Master Reserves Tax Free Trust. Director, and President, Morehouse College (1987-1994). Chairman and Chief Executive Officer, Keith Ventures (1992-1994).

     **PHILIP R. MCLOUGHLIN, 52, Trustee and President since 1993. Chairman (1997-present), Director (1995-present), Vice Chairman (1995-1997) and Chief Executive Officer (1995-present), Phoenix Investment Partners, Ltd. Executive Vice President, Investments, Phoenix Home Life Mutual Insurance Company (1988-present). Director/Trustee and President, the Phoenix Funds (since 1989), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present). Director (1984-present) and President (1990-present), Phoenix Equity Planning Corporation. Director (1983-present) and Chairman (1995-present), Phoenix Investment Counsel, Inc. Director and Chairman, National Securities & Research Corporation (1993-present). Director, Phoenix Realty Securities, Inc. (1994-present). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     EVERETT L. MORRIS, 71, Trustee since 1995. Vice President, W.H. Reaves and Company (1993-present). Director/Trustee, Phoenix Funds (1995-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996), Duff & Phelps Utilities Tax-Free Income Inc. (since 1991) and Duff & Phelps Utility and Corporate Bond Trust, Inc. (since 1993).

     **JAMES M. OATES, 53, Trustee since 1987. Chairman, IBEX Capital Markets, Inc. (formerly IBEX Capital Markets LLC) (since 1997). Managing Director, The Wydown Group (since 1994). Trustee/Director, the Phoenix Funds (1987-present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, AIB Govett Funds (since
1991), Investors Bank & Trust Corporation (since 1995), Investors Financial Services Corporation (since 1995), Blue Cross and Blue Shield of New Hampshire (since 1994), Plymouth Rubber Co. (since 1995), Stifel Financial (since 1996), Command Systems, Inc. (since 1998) and Connecticut River Bancorp (since 1998). Vice Chairman, Massachusetts Housing Partnership (since 1992). Member, Chief Executives Organization (since 1996). President and Chief Executive Officer, Neworld Bank (1984-

1994). Director/Trustee, the National Affiliated Investment Companies (May 1993-December 1993).

     **CALVIN J. PEDERSEN, 57, Trustee since 1995. Director (since 1986), President (since 1993) and Executive Vice President (1992-1993), Phoenix Investment Partners, Ltd. Director/Trustee, Phoenix Funds (1995- present), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). President and Chief Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc. (1995-present) Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-present) and Duff & Phelps Utilities Income Inc. (since 1994).

     HERBERT ROTH, JR., 70, Trustee since 1986. Trustee/Director, the Phoenix Funds (since 1980), Phoenix Duff & Phelps Institutional Mutual Funds (since
1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, Boston Edison Company (since 1978), Landauer, Inc. (medical services) (since 1970), Tech Ops./Sevcon Inc. (electronic controllers) (since 1987), and Mark IV Industries (diversified manufacturer) (since 1985). Member, Directors Advisory Council, Phoenix Home Life Mutual Insurance Company (since 1998). Director, Phoenix Home Life Mutual Insurance Company (1972-1998) and Key Energy Group (oil rig service) (1988-1994).

     RICHARD E. SEGERSON, 53, Trustee since 1993. Managing Director, Northway Management Company (since 1998). Trustee/ Director, the Phoenix Funds (since
1993), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Managing Director, Mullin Associates (1993-1998).

     LOWELL P. WEICKER, JR., 68, Trustee since 1995. Trustee/Director, the Phoenix Funds (since 1995), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and Phoenix-Aberdeen Series Fund (since 1996). Director, UST Inc. (since 1995), HPSC, Inc. (since 1995), Compuware (since 1996), Burroughs Welcome Fund (since 1996). Visiting Professor, University of Virginia (since 1997). Director, Duty Free International, Inc. (1997). Chairman, Dresing, Lierman, Weicker (1995-1997). Governor of the State of Connecticut (1991-1995).

----------
* Indicates that the nominee was an officer of the investment adviser during the last five years. Until 1994, Mr. Chesek served as Chairman of the Fund's investment adviser.

** Indicates that the nominee is an "interested person" of the Fund, as that term is defined in the Investment Company Act of 1940. Messrs. Jeffries, McLoughlin, Oates, and Pedersen are directors and stockholders of Phoenix Investment Partners, Ltd. and, therefore, are "interested persons" of the Fund's investment adviser and "interested persons" of the Fund.

EXECUTIVE OFFICERS
     (Other than Philip R. McLoughlin, President, who is described above.)

     MICHAEL E. HAYLON, 41, Executive Vice President since 1995. Director and Executive Vice President-Investments, Phoenix Investment Partners, Ltd. (since
1995). Executive Vice President, Phoenix Funds (since 1995) and Phoenix-Aberdeen Series Fund (since 1996). Executive Vice President (since 1997), Vice President (1996-1997), Phoenix Duff & Phelps Institutional Mutual Funds. Director (since
1994) and President (since 1995), Phoenix Investment Counsel, Inc. Director (since 1994) and President (since 1996), National Securities & Research Corporation. Senior Vice President, Securities Investments, Phoenix Home Life Mutual Insurance Company (1993-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1990-1993).

     JOHN F. SHARRY, 47, Executive Vice President since 1998. President, Retail Division (since January 1999), Executive Vice President, Retail Division (1997-1999), Phoenix Investment Partners, Ltd. Managing Director, Retail Distribution, Phoenix Equity Planning Corporation (since 1995). Executive Vice President, Phoenix Funds and Phoenix-Aberdeen Series Funds (since 1998). Managing Director, Director and National Sales Manager, Putnam Mutual Funds (1992-1995).

     J. ROGER ENGEMANN, 58, Senior Vice President since 1998. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Senior Vice President (since 1998), Co-Portfolio Manager, Nifty Fifty Series (since 1998), The Phoenix Edge Series Fund. Chairman, President and Trustee, Phoenix-Engemann Funds (since
1986). Co-Portfolio Manager, Aggressive Growth Fund, Phoenix Series Fund (since
1998). Co-Portfolio Manager, Small Cap Fund (since 1998), Senior Vice President (since 1998), Phoenix Strategic Equity Series Fund. Chairman, President and Director, Roger Engemann & Assoc., Inc. (since 1969). Chairman, President and Director, Pasadena Capital Corporation (since 1988). Chairman, President and Director, Roger Engemann Management Co., Inc. (since 1985).

     JAMES D. WEHR, 42, Senior Vice President since 1997. Senior Vice President (since 1998), Managing Director, Fixed Income (1996-1998), Vice President (1991-1996), Phoenix Investment Counsel, Inc. Senior Vice President (since
1998), Managing Director, Fixed Income (1996-1998), Vice President (1993-1996), National Securities & Research Corporation. Senior Vice President (since 1997), Vice President (1988-1997), Phoenix Multi-Portfolio Fund; Senior Vice President (since 1997), Vice President (1990-1997), Phoenix Series Fund; Senior Vice President (since 1997), Vice President (1991-1997), The Phoenix Edge Series Fund; Senior Vice President (since 1997), Vice President (1993-1997), Phoenix California Tax Exempt Bonds, Inc.; Senior Vice President (since 1997), Vice President (1996-1997),

Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice President, Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix Multi-Sector Short Term Bond Fund and Phoenix Income and Growth Fund (since 1997). Senior Vice President and Chief Investment Officer, Duff & Phelps Utilities Tax-Free Income Inc. (since 1997) Managing Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company (1991-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1981-1991).

     DAVID L. ALBRYCHT, 37, Vice President since 1997. Managing Director, Fixed Income (since 1996), Vice President (1995-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed Income (since 1996), Investment Officer (1994-1996), National Securities & Research Corporation. Vice President, Phoenix Multi-Portfolio Fund (since 1993), Phoenix Multi-Sector Short Term Bond Fund (since 1993), Phoenix Multi-Sector Fixed Income Fund, Inc. (since 1994), Phoenix Series Fund (since 1997) and The Phoenix Edge Series Fund (since 1997). Director, Public Fixed Income (1990-1994), Phoenix Home Life Mutual Insurance Company.

     STEVEN L. COLTON, 40, Vice President since 1997. Managing Director, Value Equities, Phoenix Investment Counsel, Inc. (since 1997). Managing Director, Value Equities, National Securities & Research Corporation (since 1998). Vice President, Phoenix Equity Series Fund (since 1997), The Phoenix Edge Series Fund (since 1997) and Phoenix Income and Growth Fund (since 1998). Vice President/Senior Portfolio Manager, American Century Investment Management (1987-1997). Portfolio Manager, American Century/Benham Income & Growth Fund (1990-1997), American Century/Benham Equity Growth Fund (1991-1996), American Century/Benham Utilities Income Fund (1993-1997).

     ROBERT S. DRIESSEN, 51, Vice President since 1999. Vice President, Compliance, Phoenix Investment Partners, Ltd. (since 1999). Vice President, Phoenix Funds, Phoenix-Aberdeen Series Fund, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix-Seneca Funds (since 1999). Vice President, Risk Management Liaison, Bank of America (1996-1999). Vice President, Securities Compliance, The Prudential Insurance Company of America (1993-1996). Branch Chief/Financial Analyst, Securities and Exchange Commission, Division of Investment Management (1972-1993).

     CHRISTOPHER J. KELLEHER, 43, Vice President since 1998. Managing Director, Fixed Income (since 1996), Vice President (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed Income (since 1996), Vice President (1993-1996), National Securities & Research Corporation. Vice President, The Phoenix Edge Series Fund (since 1998),

Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix Series Fund (since 1998), Phoenix Strategic Allocation Fund (since 1998) and Phoenix Income and Growth Fund (since 1998). Portfolio Manager, Public Bonds, Phoenix Home Life Mutual Insurance Company (until 1995).

     JAMES E. MAIR, 57, Vice President since 1998. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Executive Vice President (since
1994), Senior Vice President (1983-1994), Roger Engemann & Associates, Inc. Executive Vice President (since 1994), Senior Vice President (1983-1994), Roger Engemann Management Co., Inc. Executive Vice President (since 1994), Senior Vice President (1990-1994), Director (since 1990), Pasadena Capital Corporation. Vice President, The Phoenix Edge Series Fund (since 1998), Phoenix Series Fund (since
1998), Phoenix Strategic Equity Series Fund (since 1998). Director, Pasadena National Trust Co. (since 1989).

     WILLIAM R. MOYER, 54, Vice President since 1990. Senior Vice President and Chief Financial Officer, Phoenix Investment Partners, Ltd. (since 1995). Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until 1996), and Treasurer (1994-1996 and since
1998), Phoenix Equity Planning Corporation. Director (since 1998), Senior Vice President (since 1994), Chief Financial Officer (since 1996), Finance (until
1996), and Treasurer (since 1994), National Securities & Research Corporation. Director (since 1998), Senior Vice President (since 1990), Chief Financial Officer (since 1996), Finance (until 1996) and Treasurer (since 1994), Phoenix Investment Counsel, Inc. Vice President, The Phoenix Funds (since 1990), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), Phoenix-Aberdeen Series Fund (since 1996). Senior Vice President and Chief Executive Officer, Duff & Phelps Investment Management Co. (since 1996). Senior Vice President, Chief Financial Officer and Treasurer, W.S. Griffith & Co., Inc. (until 1995). Vice President, Investment Products Finance, Phoenix Home Life Mutual Insurance Company (until 1995).

     TIMOTHY P. NORMAN, 45 Vice President since 1998. Managing Director, Fixed Income, Phoenix Investment Counsel, Inc. (since 1998). Executive Vice President, Senior Vice President, Duff & Phelps Investment Management Co. (until 1998). Vice President, Phoenix Series Fund (since 1998).

     LEONARD J. SALTIEL, 45, Vice President since 1998. Managing Director, Operations and Service (since 1996), Senior Vice President (1994-1996), Phoenix Equity Planning Corporation. Vice President, The Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996) and
Phoenix-Aberdeen Series Fund (since 1996). Vice President,

National Securities & Research Corporation (1994-1996). Vice President, Investment Operations, Phoenix Home Life Mutual Insurance Company (1994-1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

     CHRISTOPHER J. SANER, 38, Vice President since 1998. Vice President, Phoenix Duff & Phelps Institutional Mutual Funds and Phoenix Series Fund (since
1998). Managing Director, Fixed Income (since 1997), Director, Fixed Income Research (1997), Phoenix Investment Counsel, Inc. Managing Director, Fixed Income, National Securities & Research Corporation (since 1998). Director, Corporate Portfolio Management, Phoenix Home Life Insurance Company (1992-1997).

     JULIE L. SAPIA, 42, Vice President since 1997. Director, Money Market Trading (since 1998), Head Money Market Trader (1997), Money Market Trader (1995-1997), Phoenix Investment Counsel, Inc. Vice President, Phoenix Series Fund (since 1997), The Phoenix Edge Series Fund (since 1997), Phoenix Duff & Phelps Institutional Mutual Funds (since 1997), Phoenix-Aberdeen Series Fund (since 1997).

     ANDREW SZABO, 34, Vice President since 1998. Managing Director, Fixed Income (since 1997), Director, Fixed Income Research (1995-1997), Senior Investment Analyst, Sector Manager (1992-1995), Investment Analyst, Fixed Income (1991-1992), Phoenix Investment Counsel, Inc. Vice President, Phoenix Series Fund (since 1998) and Phoenix Duff & Phelps Institutional Mutual Funds (since
1998).

     JOHN S. TILSON, 55, Vice President since 1998. Managing Director, Equities, Phoenix Investment Counsel, Inc. (since 1998). Vice President, Phoenix Series Fund, Phoenix Strategic Equity Series Fund and The Phoenix Edge Series Fund (since 1998). Co-Portfolio Manager, Nifty Fifty Series, The Phoenix Edge Series Fund (since 1998). Chief Financial Officer and Secretary (since 1988), Executive Vice President (since 1994), Senior Vice President (1983-1994), Roger Engemann & Associates, Inc.

     NANCY G. CURTISS, 46, Treasurer since 1998. Vice President, Fund Accounting (since 1994), Treasurer, Fund Accounting (since 1996), Phoenix Equity Planning Corporation. Treasurer, The Phoenix Funds (since 1994), Phoenix Duff & Phelps Institutional Mutual Funds (since 1996), and Phoenix-Aberdeen Series Fund (since
1996). Second Vice President and Treasurer, Fund Accounting, Phoenix Home Life Mutual Insurance Company (until 1995). Various positions with Phoenix Home Life Mutual Insurance Company (1987-1994).

CERTAIN TRANSACTIONS
     Philip R. McLoughlin, Calvin J. Pedersen and James M. Oates are trustees of the Trust and are also directors of Phoenix Investment Partners, Ltd. ("PXP"), an indirect parent of the Trust's investment adviser, Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser"). Michael E. Haylon is an executive officer of the Trust and also a director of PXP. Messrs. Haylon and McLoughlin are also executive officers of PXP. Mr. Francis E. Jeffries is a Trustee of the Trust and also a shareholder of PXP. By virtue of these individuals' relationships with the Trust and with PXP, under the proxy rules they are deemed to have a material interest in the Trust's investment advisory contract. Pursuant to the investment advisory contract between PIC and the Trust, PIC received $33,577,315 million in fees from the Trust in 1998.

AUDIT, NOMINATING AND EXECUTIVE COMMITTEES AND BOARD OF TRUSTEES' MEETINGS
     The Board of Trustees has an Audit Committee, a Nominating Committee and an Executive Committee. The members are appointed at the first meeting of the Board following a meeting of the shareholders at which trustees are elected.

     The members of the Audit Committee of the Trust include only trustees who are not interested persons of the Trust. The Audit Committee meets with the Trust's auditors to review the scope of auditing procedures, the adequacy of internal controls, compliance by the Trust with the accounting, record keeping and financial reporting requirements of the Investment Company Act of 1940, and the possible effect on Trust operations of any new or proposed tax or other regulations applicable to investment companies. The Committee reviews services provided to the Trust pursuant to the investment advisory agreement and other service agreements to determine if the Trust is receiving satisfactory services at reasonable prices; makes an annual recommendation concerning the appointment of auditors; and reviews and recommends policies and practices relating to principles to be followed in the conduct of Trust operations. The Audit Committee reports the results of its inquiries to the Board of Trustees. The Audit Committee currently consists of Messrs. E. Virgil Conway, Herbert Roth, Jr., Richard E. Segerson and Lowell P. Weicker, Jr. The Audit Committee held four meetings during the fiscal year ended October 31, 1998.

     The Nominating Committee consists only of trustees who are not interested persons of the Trust. It recommends to the Board of Trustees persons to be elected as trustees. The Nominating Committee currently consists of Messrs. Robert Chesek, Harry Dalzell-Payne, Leroy Keith, Jr. and

Herbert Roth, Jr. The Nominating Committee held one meeting during the fiscal year ended October 31, 1998. It will consider individuals proposed by a shareholder for election as a trustee. Shareholders who wish to submit the name of any individual must submit in writing a brief description of the proposed nominee's business experience and other information relevant to the qualifications of the individual to serve as a trustee of the Trust.

     The Executive Committee consists of six trustees, four of whom are not interested persons of the Trust. The Executive Committee is empowered under
Section 2.2 of the Trust's Declaration of Trust to act for the Board on matters that can be delegated to a committee. The Executive Committee serves as a contract review, compliance review and performance review delegate of the full Board of Trustees. The Executive Committee meets on an as-needed basis as appropriate between Board meetings. Currently, the Executive Committee consists of Messrs. E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Everett
L. Morris, James M. Oates and Herbert Roth, Jr.

     Six meetings of the Board of Trustees were held during the fiscal year ended October 31, 1998. Each Trustee was present for at least 75% of the total number of meetings of the board and those committees of which the Trustee was a member.

     For services rendered to the Trust during the fiscal year ended October 31, 1998, persons serving as trustees during that period received an aggregate of $117,685 from the Trust as trustees' fees.

     Each trustee who is not currently an employee of the Adviser, or of any of its affiliates, is entitled to a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each trustee who serves on the Audit Committee receives a retainer of $2,000 annually and $2,000 per joint Audit Committee meeting attended. Each trustee who serves on the Nominating Committee receives a retainer of $1,000 annually and $1,000 per joint Nominating Committee meeting attended. Each trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer of $2,000 annually and $2,000 per joint Executive Committee meeting attended. Trustee costs are allocated equally to each of the Series/Portfolios of the funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated by the Adviser and receive no compensation from the Fund. Any other interested persons who are not compensated by the Adviser receive fees from the Fund.

     For the Fund's last fiscal year, the trustees received the following compensation:

                               COMPENSATION TABLE

                                        PENSION OR                   TOTAL
                                        RETIREMENT                COMPENSATION
                                         BENEFITS     ESTIMATED    FROM TRUST
                                         ACCRUED        ANNUAL      AND FUND
                           AGGREGATE    AS PART OF     BENEFITS   COMPLEX (14
                         COMPENSATION     TRUST          UPON     FUNDS) PAID
          NAME            FROM TRUST     EXPENSES     RETIREMENT  TO TRUSTEES
          ----            ----------     --------     ----------  -----------
Robert Chesek              $  9,747*                               $  59,750
E. Virgil Conway           $ 12,727                                $  78,000
Harry Dalzell-Payne        $ 11,340                                $  69,500
Francis E. Jeffries        $  9,752*                               $  60,000
Leroy Keith, Jr.           $ 10,154                                $  62,250
Philip R. McLoughlin       $      0                                $       0
Everett L. Morris          $ 10,938       None          None       $  68,000
James M. Oates             $ 10,938      for any       for any     $  67,250
Calvin J. Pedersen         $      0      Trustee       Trustee     $       0
Herbert Roth, Jr.          $ 13,129                                $  79,500
Richard E. Segerson        $ 11,541                                $  70,750
Lowell P. Weicker, Jr.     $ 11,541                                $  70,000

----------
* This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.

     At December 31, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $175,029, $151,807, and $147,653, respectively. At present, by agreement among the Trust, the electing trustee and the Distributor fees that are deferred are paid by the Trust to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

VOTING REQUIREMENTS
     In order to be elected, the nominees for Trustee must be approved by a majority of the Trust's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Trust's outstanding voting securities.


                THE TRUSTEES RECOMMEND A VOTE "FOR" THE ELECTION
                          OF THE NOMINEES FOR TRUSTEES

                                 PROPOSAL NO. 2

               RATIFICATION OR REJECTION OF SELECTION OF AUDITORS

     On the recommendation of the Audit Committee, the Trustees (including all of the Trustees who are not interested persons of the Trust) have selected PricewaterhouseCoopers, LLP, independent accountants, to audit financial statements of the Trust filed with the Securities and Exchange Commission and other regulatory authorities. The Trust has been advised that neither such firm nor any of its partners have any financial interest in the Trust. The selection of auditors is subject to ratification or rejection by the shareholders at the meeting.

     A representative of PricewaterhouseCoopers, LLP, auditors for the Trust for the fiscal year ended October 31, 1998, is not expected to be present at the meeting.

     The Trust's auditors examine the financial statements of the Trust annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year, review the Trust's semi-annual financial statements and prepare or review the Trust's income tax returns.

VOTING REQUIREMENTS
     Ratification of the selection of PricewaterhouseCoopers, LLP, independent accountants, as auditors of the Trust requires the approval of a majority of the Trust's voting securities present at the meeting, in person or by proxy, provided that those present constitute more than 50% of the Trust's outstanding voting securities.


                THE TRUSTEES RECOMMEND A VOTE "FOR" RATIFICATION
                          OF THE SELECTION OF AUDITORS

                                 PROPOSAL NO. 3

                    TO APPROVE OR NOT APPROVE A CHANGE TO THE
                          INVESTMENT OBJECTIVE OF THE
                         U.S. GOVERNMENT SECURITIES FUND

                  (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF THE
                        U.S. GOVERNMENT SECURITIES FUND)

     At a meeting held on February 24, 1999, Management proposed and the Board of Trustees approved changing the U. S. Government Securities Fund's investment objective. The U. S. Government Securities Fund currently has an investment objective to seek current income consistent with the preservation of capital. Management believes that the reorientation of the fund to one that seeks both current income and capital appreciation through investment in investment-grade debt securities, primarily corporate debt securities, is in the best interest of the fund and the shareholders. Management believes that the reorientation of the fund has the potential to provide shareholders the opportunity to achieve a higher risk-adjusted rate of return based on the historical performance of investment grade bond funds versus U.S. government bond funds. Management also believes the proposed revision will have a positive effect on the fund's ability to raise assets and thereby allow both the fund and shareholders to benefit from any future economies of scale.

     The Trustees have approved a number of changes to non-fundamental policies that will be implemented at such time that the investment objective change is implemented following shareholder approval of such change. Specifically, the current policy to invest 65% of total fund assets in U.S. government securities and the 35% of total assets limitation on investment in investment grade debt obligations will be eliminated and replaced with a policy of investing at least 65% of total fund assets in domestic investment grade bonds. Also, the policy prohibiting investment in foreign securities will be modified to allow the Fund to invest up to 5% of the total net asset value of the Fund in Yankee Bonds.

     Additionally, the Trustees have approved the substitution of Duff & Phelps Investment Management Co. ("Duff & Phelps") as investment adviser for the Fund, also upon implementation of the change to the investment objective. See Proposal 4 for additional information about Duff & Phelps.

     Finally, the Trustees have approved changing the Fund's name to Phoenix-Duff & Phelps Core Bond Fund to better reflect the revised objective and fund policies. The name change will also take place upon implementation of the change to the investment objective.

     The changes to non-fundamental policies and the change of the Fund's name as described above do not require shareholder approval, but will be implemented only upon shareholder approval of the proposed change to the Fund's investment objective.

VOTING REQUIREMENTS
     The Trustees recommend that the shareholders approve the proposed change to the Fund's investment objective to that of seeking both current income and capital appreciation. Approval of the proposed change is to be determined by the vote of a majority of the outstanding shares of the Fund, voting as a separate class. A majority is constituted by the lessor of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund.


                 THE TRUSTEES RECOMMEND A VOTE "FOR" APPROVAL OF
                  THE CHANGE TO THE INVESTMENT OBJECTIVE OF THE
                         U.S. GOVERNMENT SECURITIES FUND

                                 PROPOSAL NO. 4

   TO APPROVE OR NOT APPROVE THE SUBSTITUTION OF DUFF & PHELPS INVESTMENT
                          MANAGEMENT CO. AS ADVISER

                (TO BE VOTED UPON ONLY BY SHAREHOLDERS OF THE
                      U.S. GOVERNMENT SECURITIES FUND)

     As mentioned in Proposal 3, in conjunction with the proposed reorientation of the U.S. Government Securities Fund to a core bond fund, the Trustees have approved the substitution of Duff & Phelps as investment adviser to the Fund. Duff & Phelps is a subsidiary of PXP, as is the Fund's current investment adviser, Phoenix Investment Counsel, Inc. ("PIC"). The terms of the existing Investment Advisory Agreement will not be changed; shareholders are being asked only to approve the substitution of Duff & Phelps as investment adviser under that Agreement. The Trustees reviewed the investment capabilities of Duff & Phelps in relation to the proposed reorientation of the Fund and concluded that Duff & Phelps was better suited to manage the reoriented Fund. The current Investment Advisory Agreement is attached as Exhibit A.

INFORMATION ABOUT DUFF & PHELPS
     Duff & Phelps is registered as an investment adviser under the Investment Advisers Act of 1940. As of March 31, 1999, Duff & Phelps had approximately $15 billion in assets under management on a discretionary basis. Duff & Phelps' address is 55 East Monroe Street, Chicago, Illinois 60603. Duff & Phelps currently manages a number of separately managed accounts for institutional investors that have similar objectives and techniques as those proposed for the Fund.

     Duff & Phelps is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). A majority of the outstanding shares of PXP are owned by P. M. Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

MANAGEMENT OF DUFF & PHELPS
     The directors of Duff & Phelps are Clyde E. Bartter, Philip R. McLoughlin, and Calvin J. Pedersen. The address of Messrs. Bartter and Pedersen is 55 East Monroe Street, Chicago, Illinois. Mr. McLoughlin's address is 56 Prospect Street, Hartford, Connecticut 06115. The principal occupation of each director is that of an executive officer of PXP; each is also a director of PXP. Mr. McLoughlin is also a director and executive officer of Phoenix Home Life.

         Mr. McLoughlin, Trustee and President of the Trust, is a director, Vice Chairman and Chief Executive Officer of Duff & Phelps. Mr. Pedersen, a Trustee of the Trust, is a director and Chairman of Duff & Phelps. Michael E. Haylon, William R. Moyer and James D. Wehr, officers of the Trust, are also officers of Duff & Phelps.

THE ADVISORY AGREEMENT
       Presently PIC acts as investment adviser to the Fund under an Investment Advisory Agreement dated January 1, 1994, as amended, (the "Advisory Agreement"). The only change proposed in the Advisory Agreement is the substitution of Duff & Phelps for PIC. Under the Advisory Agreement, the Adviser is entitled to a fee, payable monthly, at the annual rate of 0.45% of the Fund's average daily net assets of up to $1 billion, 0.40% of the Fund's average daily net assets from $1 billion to $2 billion and 0.35% of the Fund's average daily net assets in excess of $2 billion. Under the terms of the Investment Advisory Agreement, the Fund paid PIC $833,864 for its services during the fiscal year ended October 31, 1998.

     The Advisory Agreement provides that the Adviser shall furnish continuously an investment program for the Fund, and shall manage the investment and reinvestment of the assets of the Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party. The Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of each of the respective series of the Trust.

     Under the Advisory Agreement, the Adviser has agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale.

     The Advisory Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

     The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Trust.

     The terms and conditions of the Advisory Agreement have been approved annually by the Trustees, including a majority of the Disinterested Trustees, most recently on November 18, 1998. The Advisory Agreement was last approved by the shareholders on November 22, 1993.

VOTING REQUIREMENTS
     The proposed substitution will be implemented only upon shareholder approval of the substitution described in this Proposal 4 and the change to the Fund's investment objective as described in Proposal 3. The Trustees recommend that the shareholders approve the proposed substitution of Duff & Phelps Investment Management Co. as investment adviser to the Fund.


     Approval of the proposed substitution is to be determined by the vote of a majority of the outstanding shares of the Fund, voting as a separate class. A majority is constituted by the lesser of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Fund.

                THE TRUSTEES RECOMMEND A VOTE "FOR" SUBSTITUTION
                   OF DUFF & PHELPS INVESTMENT MANAGEMENT CO.
                          AS INVESTMENT ADVISER TO THE
                        U.S. GOVERNMENT SECURITIES FUND

                                 PROPOSAL NO. 5

                           TO APPROVE OR NOT APPROVE A
                           SUBADVISORY AGREEMENT WITH
                        ROGER ENGEMANN & ASSOCIATES, INC.

                            (TO BE VOTED UPON ONLY BY
                        SHAREHOLDERS OF THE GROWTH FUND)

     At a meeting of the Board of Trustees (the "Trustees") held on May 20, 1999, the Adviser presented a proposal under which Roger Engemann & Associates, Inc. ("Engemann") would be engaged as subadviser to the Growth Fund (the "Fund"). At a meeting held on March 26, 1999, at which the proposal was discussed preliminarily, the Trustees heard presentations by representatives of the Adviser regarding its decision to discontinue equity investment management operations from the Adviser's primary location in Hartford, Connecticut, based on, among other factors, the difficulty of distinguishing the Hartford equity products from those offered by the Adviser's affiliates, the better longer-term performance records of those affiliates, and the Adviser's historical difficulty in attracting and maintaining skilled professionals to Hartford. Management recommended moving day-to-day management responsibilities of certain of the equity funds it managed to other locations within the Phoenix Investment Partners' organization. Engemann, in managing a number of other equity funds, utilizes a style similar to the former Hartford group and was therefore recommended by Management to take over the day-to-day operations of the Fund. At the May meeting, Management reviewed with the Trustees in greater detail the specifics of the proposed subadvisory arrangement, including Engemann's expertise and capabilities and the relative performance of funds managed by the Hartford equity team compared to the performance of comparable funds managed by Engemann. The Adviser would continue its traditional role of overseeing operations of the Fund, providing compliance, proxy, corporate governance, registration statement and other similar services, and would also oversee the investment management performance of the Fund. The Board considered that there would be no fee increase to the Fund or its shareholders as a result of the appointment of the Subadviser, and further considered the services to be rendered by each of the Adviser and Subadviser under the proposed arrangement. The Board concluded that the sharing of responsibility and fees would be fair, and that the demonstrated experience and capability of Engemann would provide appropriate expertise in the management of an investment program for the Fund. The Trustees, including a majority of the

Disinterested Trustees, voted to approve the terms of the proposed Subadvisory Agreement and to recommend to shareholders the retention of Engemann as subadviser to the Fund.

     Under the terms of the Subadvisory Agreement (attached as Exhibit B), PIC will delegate the performance of certain investment services under the Investment Advisory Agreement to Engemann, including implementation of the Fund's investment program. Engemann will furnish at its own expense the office facilities and personnel necessary to perform these services. For its services as subadviser, the Adviser will pay Engemann compensation at the following annual rates as a percentage of the aggregate daily net asset values of the
Fund:

             RATE FOR FIRST                          RATE FOR EXCESS
              $3 BILLLION                            OVER $3 BILLION
              -----------                            ---------------
                 0.10%                                    0.30%

     Engemann is authorized under the Subadvisory Agreement to select brokers and dealers to execute Fund transactions and to select the markets in which transactions will be executed. Engemann is also authorized under the Subadvisory Agreement to execute Fund transactions with brokers or dealers that are "affiliated persons" (as defined in the 1940 Act) of the Trust, PIC or Engemann with the prior written approval of the Trust.

     Under the Subadvisory Agreement, Engemann is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Fund's investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

     The Subadvisory Agreement will become effective upon approval by shareholders and will extend through December 31, 1999. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the Disinterested Trustees.

INFORMATION ABOUT ENGEMANN
     Engemann is registered as an investment adviser under the Investment Advisers Act of 1940. As of March 31, 1999, Engemann managed approximately $8.5 billion in assets for institutions and individuals. Engemann's address is 600 North Rosemead Boulevard, Pasadena, California 91107-2101.

     Engemann acts as adviser or subadviser to several other mutual funds having a similar objective to that of the Fund. The names of those funds, their size as of March 31, 1999 and annual rates of compensation are listed in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                SIZE OF    RATE FOR    RATE FOR     RATE FOR
                                 FUND        FIRST       NEXT      EXCESS OVER
FUND                          (MILLIONS)  $50,000,000 $450,000,000 $500,000,000
----                          ----------  ----------- ------------ ------------
PHOENIX-ENGEMANN FUNDS
 Phoenix-Engemann Growth Fund   $600.9       0.90%        0.80%        0.70%
 Phoenix-Engemann Nifty Fifty
  Fund                          $431.0       0.90%        0.80%        0.70%
 Phoenix-Engemann Value
  25 Fund                        $30.8       0.90%        0.80%        0.70%
 Phoenix-Engemann Small &
  Mid-Cap Growth Fund           $102.5       1.00%        0.90%        0.80%

                                                                       RATE FOR
                      SIZE OF     RATE FOR     RATE FOR      RATE FOR   EXCESS
                       FUND        FIRST         NEXT          NEXT     OVER $2
FUND                (MILLIONS)  $262,000,000  $738,000,000  $1 BILLION  BILLION
----                ----------  ------------  ------------  ----------  -------
PHOENIX SERIES FUND
 Phoenix-Engemann
  Aggressive Growth
  Fund                 $333.2       0.20%         0.35%        0.325%    0.30%

                                                                        RATE FOR
                     SIZE OF      RATE FOR     RATE FOR      RATE FOR    EXCESS
                       FUND        FIRST         NEXT          NEXT     OVER $2
FUND                (MILLIONS)  $323,000,000  $677,000,000  $1 BILLION  BILLION
----                ----------  ------------  ------------  ----------  -------
PHOENIX STRATEGIC
EQUITY SERIES FUND
 Phoenix Small Cap
  Fund                $209.3        0.20%         0.375%       0.35%     0.25%

                             SIZE OF    RATE FOR      RATE FOR       RATE FOR
                              FUND        FIRST         NEXT        EXCESS OVER
FUND                       (MILLIONS)  $250,000,000  $250,000,000  $500,000,000
----                       ----------  ------------  ------------  ------------
THE PHOENIX EDGE SERIES
FUND
 Phoenix-Engemann Nifty
  Fifty Fund                  $23.6       0.45%         0.425%         0.40%

Note: Engemann has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract.

MANAGEMENT OF ENGEMANN
     The names of the directors and principal executive officers of Engemann are listed below. The address of each, as it relates to his or her duties at Engemann, is the same as that of Engemann.

NAME                     PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Roger Engemann           President of the Roger Engemann & Associates, Inc.
                         since 1972. President and a Director of Pasadena
                         Capital Corporation.

James E. Mair            Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

John S. Tilson           Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

Malcolm Axon             Chief Financial Officer and Secretary of Roger Engemann
                         Management Company, Inc. since 1993 and Chief Financial
                         Officer and Secretary of Roger Engemann & Associates,
                         Inc. and Pasadena Capital Corporation since 1995.

Paul R. LeCompte         Senior Vice President of Roger Engemann & Associates,
                         Inc. since 1995. Vice President of Roger Engemann &
                         Associates, Inc. from March, 1993 to November, 1995.
                         Vice President of Roger Engemann Management Co., Inc.
                         from March, 1995 to present. President and Chief
                         Executive Officer of Pasadena National Trust Company from October, 1994 to present. He was also Vice
                         President from August 1993 to October 1994.

    Engemann is a wholly-owned subsidiary of Pasadena Capital Corporation. The directors and executive officers of Pasadena Capital Corporation and their principal occupations are listed below. As noted, three of the nine directors are directors and/or executive officers of Phoenix Investment Partners, Ltd. ("PXP"). In addition, Mr. McLoughlin is a Trustee and is President, and Mr. Steenburg is Assistant Secretary of the Fund. The address of each director who is an officer of Engemann, as it relates to his duties at Engemann, is the same as that of Engemann. Mr. Stolper's address is 525 "B" Street, Suite 1080, San Diego, California. The address of Messrs.

McLoughlin and Moyer is 56 Prospect Street, Hartford, Connecticut. Mr. Steenburg's address is 55 East Monroe Street, Chicago, Illinois.

NAME                     PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Roger Engemann           President of the Roger Engemann & Associates, Inc.
                         since 1972. President and a Director of Pasadena
                         Capital Corporation.

James E. Mair            Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

John S. Tilson           Executive Vice President, Portfolio Manager and
                         Securities Analyst with Roger Engemann & Associates,
                         Inc. since 1983. Officer and a Director of Pasadena
                         Capital Corporation.

Malcolm Axon             Chief Financial Officer and Secretary of Roger Engemann
                         Management Company, Inc. since 1993 and Chief Financial
                         Officer and Secretary of Roger Engemann & Associates,
                         Inc. and Pasadena Capital Corporation since 1995.

Paul R. LeCompte         Senior Vice President of Roger Engemann & Associates,
                         Inc. since 1995. Vice President of Roger Engemann &
                         Associates, Inc. from March, 1993 to November, 1995.
                         Vice President of Roger Engemann Management Co., Inc.
                         from March, 1995 to present. President and Chief
                         Executive Officer of Pasadena National Trust Company from October, 1994 to present. He was also Vice
                         President from August 1993 to October 1994.

Michael Stolper          President of Stolper and Company, Inc., an investment
                         adviser and broker-dealer since 1975. Director of Pasadena Capital Corporation since February 1994.

NAME                     PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------
Philip R. McLoughlin     Chairman of the Board (since May 1997) and Chief
                         Executive Officer (since 1995) of PXP. Director of
                         Phoenix Home Life since February 1994 and Executive
                         Vice President - Investment of Phoenix Home Life since
                         December 1988. Director and President of PEPCO,
                         Director and Chairman of PIC and Chairman and Chief
                         Executive Officer of National Securities & Research
                         Corporation. Director of Duff & Phelps Utilities
                         Tax-Free Income, Inc. and Duff & Phelps Utility and
                         Corporation Bond Trust Inc. President and Director or
                         Trustee of the Phoenix Funds, Phoenix Duff & Phelps
                         Institutional Mutual Funds and Phoenix-Aberdeen Series
                         Fund. Director and Vice President of PM Holdings.
                         Director of Phoenix Charter Oak Trust Company and World
                         Trust Fund, a Luxembourg closed-end fund.

William R. Moyer         Senior Vice President and Chief Financial Officer of
                         PXP since 1995. Chief Financial Officer and a Senior
                         Vice President of PEPCO, National Securities & Research
                         Corporation ("NSRC"), Duff & Phelps Investment
                         Management Co. and PIC. Treasurer of NSRC and PIC. Vice
                         President of the Phoenix Funds, Phoenix-Aberdeen Series
                         Fund and Duff & Phelps Institutional Mutual Funds.

Thomas N. Steenburg      Vice President, Counsel & Assistant Secretary of Roger
                         Engemann & Associates, Inc. since March 1998. Senior
                         Vice President (since January 1999), Vice President,
                         Secretary, and Counsel (1995-1999) of PXP. Vice
                         President and Counsel since 1996 and Secretary since
                         1995 of Phoenix Investment Counsel, Inc., National
                         Securities & Research Corporation, and Phoenix Equity
                         Planning Corporation. Executive Vice President (since
                         January 1999), Vice President, Counsel and Secretary
                         (1996-1999) of Duff & Phelps Investment Management Co.
                         Secretary since 1995 of Duff & Phelps Utilities
                         Tax-Free Income, Inc. and Duff & Phelps Utility and
                         Corporate Bond Trust, Inc.

    Phoenix Investment Partners, Ltd. acquired all of the outstanding stock of Pasadena Capital Corporation through a merger of a Phoenix subsidiary,

Phoenix Apollo Corp. with and into Pasadena Capital Corporation on September 3, 1997.

DESCRIPTION OF THE INVESTMENT ADVISER
     The Fund's investment adviser is Phoenix Investment Counsel, Inc. (the "Adviser" or "PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480. All of the outstanding shares of the Adviser are owned by Phoenix Equity Planning Corporation ("Equity Planning"). All of the outstanding shares of Equity Planning are owned by PXP. A majority of the outstanding shares of PXP are owned by PM Holdings, Inc. ("Holdings"), a wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). The principal offices of Phoenix Home Life and Holdings are located at One American Row, Hartford, Connecticut 06102-5056. The principal office of PXP is located at 56 Prospect Street, Hartford, Connecticut 06115-4080. The principal office of Equity Planning is located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200.

     In addition to the Fund, the Adviser acts as investment adviser for a number of other mutual funds having a similar investment objective to that of the Fund. The names of those funds, their size as of March 31, 1999 and the annual rates of compensation for each is set forth in the table below. Compensation rates listed are applied to the average of the aggregate daily net asset value of the named fund.

                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
FUND                        (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
----                        ----------    -------     ----------    ----------
PHOENIX EQUITY SERIES FUND
 Phoenix-Oakhurst Growth
  and Income Fund             $282.2       0.75%        0.70%         0.65%


                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
FUND                        (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
----                        ----------    -------     ----------    ----------
PHOENIX INVESTMENT TRUST 97
 Phoenix-Hollister Small
  Cap Value Fund              $33.1        0.90%        0.85%         0.80%
 Phoenix-Hollister Value
  Equity Fund                 $38.7        0.75%        0.70%         0.65%

                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
FUND                        (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
----                        ----------    -------     ----------    ----------
PHOENIX MULTI-PORTFOLIO
FUND
 Phoenix-Seneca Mid-Cap
  Fund                        $300.0       0.75%        0.70%         0.65%


                                 SIZE OF FUND              RATE OF
FUND                              (MILLIONS)             Compensation
----                              ----------             ------------
PHOENIX-SENECA FUNDS
 Phoenix-Seneca Growth Fund         $64.0                   0.70%
 Phoenix-Seneca Mid-Cap
  "Edge" Fund                       $18.7                   0.80%


                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
FUND                        (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
----                        ----------    -------     ----------    ----------
PHOENIX SERIES FUND
 Phoenix-Engemann
  Aggressive Growth Fund
                              $333.2       0.70%        0.65%         0.60%


                                          RATE FOR     RATE FOR      RATE FOR
                           SIZE OF FUND   FIRST $1       NEXT       EXCESS OVER
FUND                        (MILLIONS)    BILLION     $1 BILLION    $2 BILLION
----                        ----------    -------     ----------    ----------
PHOENIX STRATEGIC EQUITY
SERIES FUND
 Phoenix Equity
  Opportunities Fund          $200.5       0.70%        0.65%         0.60%
 Phoenix Small Cap Fund       $209.3       0.75%        0.70%         0.65%
 Phoenix Strategic Theme
  Fund                        $191.9       0.75%        0.70%         0.65%


                                                       RATE FOR      RATE FOR
                                        SIZE OF FUND   FIRST $1     EXCESS OVER
FUND                                     (MILLIONS)    BILLION      $1 BILLION
----                                     ----------    -------      ----------
PHOENIX DUFF & PHELPS INSTITUTIONAL
MUTUAL FUNDS
 Phoenix Duff & Phelps Institutional
  Growth Stock Portfolio                   $67.2        0.60%         0.55%

                                         RATE FOR      RATE FOR      RATE FOR
                          SIZE OF FUND    FIRST          NEXT       EXCESS OVER
FUND                       (MILLIONS)  $250,000,000  $250,000,000  $500,000,000
----                       ----------  ------------  ------------  ------------
THE PHOENIX EDGE SERIES
FUND
 Growth Series              $1,928.3       0.70%        0.65%          0.60%
 Growth and
  Income Series             $   57.5       0.70%        0.65%          0.60%
 Value Equity
  Series                    $    7.3       0.70%        0.65%          0.60%
 Strategic Theme
  Series                    $   99.1       0.75%        0.70%          0.65%

Note: The Adviser has not waived, reduced, or otherwise agreed to reduce its compensation under any applicable investment management contract for the funds listed above.

THE ADVISORY AGREEMENT
     PIC acts as investment adviser to the Fund under an Investment Advisory Agreement dated January 1, 1994, as amended, (the "Advisory Agreement"). Under the Advisory Agreement, PIC is entitled to a fee, payable monthly, at the annual rate of 0.70% of the Fund's average daily net assets of up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion.

     The Advisory Agreement provides that the Adviser shall furnish continuously an investment program for the Fund, and shall manage the investment and reinvestment of the assets of the Fund subject at all times to the supervision of the Trustees. The Adviser, at its expense, also furnishes to the Trust adequate office space and facilities and certain administrative services, including the services of any member of its staff who serves as an officer of the Trust. All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Such expenses include, but are not limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by the national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to existing shareholders. Additionally, if authorized by the Trustees, the Trust will pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to, the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party. The Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of each of the respective series of the Trust.

     Under the Advisory Agreement, the Adviser has agreed to reimburse the Trust monthly for the amount, if any, by which the total operating and management expenses of any series (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for any fiscal year exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed (and not waived) on open-end investment companies by any state in which shares of such series are then qualified for sale.

     The Advisory Agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

     The Advisory Agreement continues in force from year to year if approved by vote of a majority of the outstanding voting securities of series or by vote of a majority of the Trustees, including the vote of a majority of Trustees who are not parties to the Advisory Agreement, or "interested persons" (as that term is defined in the 1940 Act) (the "Disinterested Trustees") of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically upon its assignment (within the meaning of said 1940 Act) and may be terminated at any time, without payment of any penalty, either by the Trustees, or, as to each series, by a vote of a majority of the outstanding voting securities of such series or by the Adviser upon sixty (60) days' written notice to the Trust.

     The terms and conditions of the Advisory Agreement have been approved annually by the Trustees, including a majority of the Disinterested Trustees, most recently on November 18, 1998. The Advisory Agreement was last approved by the shareholders on November 22, 1993.

MANAGEMENT OF THE ADVISER
     The directors of the Adviser are Michael E. Haylon, Philip R. McLoughlin and William R. Moyer. The address of these directors is 56 Prospect Street, Hartford, CT 06115-0480. The principal occupation of each director is that of an executive officer of PXP. Messrs. Haylon and McLoughlin are directors of PXP. Mr. McLoughlin also serves as a director of Phoenix Home Life.

     Michael E. Haylon, an officer of the Trust, is President and a director of the Adviser. Philip R. McLoughlin, Trustee and President of the Trust, is a director and Chairman of the Adviser. William R. Moyer, Vice President of the Trust, is Senior Vice President, Chief Financial Officer and Treasurer of the Adviser. David L. Albrycht, Steven L Colton, Ronald K. Jacks, Richard D. Little, Timothy P. Norman, Leonard J. Saltiel, James D. Wehr, officers of the Trust, are also officers of the Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE
     In fiscal year 1998, W. S. Griffith & Co., Inc., a broker-dealer subsidiary of Phoenix Home Life, received $___ in fund related commissions attributed to a clearing arrangement with an unaffiliated broker-dealer.

UNDERWRITER AND ADMINISTRATOR
     Phoenix Equity Planning Corporation, an affiliate of the Adviser, serves as national distributor of the Trust's shares. For the fiscal year ended October 31, 1998, PEPCO was paid aggregate sales charges of $4,783,475 of which PEPCO retained net commissions of $1,048,347, the balance paid to dealers. PEPCO also acts as financial agent for the Trust for which it was paid $1,675,974 for its services during the Trust's last fiscal year.

                          RECOMMENDATION

     The Trustees have concluded, after review of relevant information, that the proposed subadvisory services are reasonably worth the full amount of the fee payable under the proposed Subadvisory Agreement and that the terms of the Subadvisory Agreement are fair and reasonable. Accordingly, the Board of Trustees, including a majority of the Disinterested Trustees, recommends that the shareholders of the Growth Fund vote to approve the proposed Subadvisory Agreement.

VOTING REQUIREMENTS
     The Trustees recommend that the shareholders approve the Subadvisory Agreement. Approval of the Agreement is to be determined by the vote of a majority of the outstanding shares of the Growth Fund, voting as a separate class. A majority is constituted by the lesser of: (a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy: or (b) more than 50% of the outstanding voting securities of such Fund

                       INVESTMENT ADVISER, UNDERWRITER AND
                                 FINANCIAL AGENT

     Phoenix Investment Counsel, Inc., 56 Prospect Street, Hartford, CT 06115-0480, is the Trust's investment adviser.

     Phoenix Equity Planning Corporation, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, serves as the Trust's underwriter and as the Trust's financial agent.

                             ADDITIONAL INFORMATION

OTHER MATTERS
     As of the date of this Proxy Statement, the Trust's management knows of no other matters to be brought before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their judgment on such matters.

SHAREHOLDER PROPOSALS
     The next meeting of shareholders is scheduled to be held in 2002. Proposals by any shareholder of the Fund which are intended to be presented at the meeting must be received by the Fund for inclusion in its proxy statement and form of proxy relating to such meeting on or before December 31, 2001.

     All shareholders are urged to complete, sign, and return their proxies. The enclosed proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                                        By Order of the Board of Trustees,


                                        G. JEFFREY BOHNE,
                                        Clerk

Greenfield, Massachusetts
June 28, 1999

                                                                      EXHIBIT A

                               PHOENIX SERIES FUND

                          INVESTMENT ADVISORY AGREEMENT
                          -----------------------------

     THIS AGREEMENT made effective as of the 1st day of January, 1994 by and between PHOENIX SERIES FUND (hereinafter called the "Trust"), a Massachusetts business trust authorized to issue shares of beneficial interest in separate series, and PHOENIX INVESTMENT COUNSEL, INC., a Massachusetts corporation (hereinafter called "the Adviser").

WITNESSETH THAT:

  1. The Trust hereby appoints the Adviser to act as investment adviser to the Trust and to each of the Series of the Trust established and designated by the Trustee on or before the date hereof, namely Phoenix Balanced Fund Series, Phoenix Convertible Fund Series, Phoenix Growth Fund Series, Phoenix High Yield Fund Series, Phoenix Money Market Fund Series, Phoenix Stock Fund Series and Phoenix U.S. Government Securities Fund Series (collectively, the "Existing Series"), for the period and on the terms set forth herein. The Adviser accepts such appointment and agrees to render the services described in the Agreement for the compensation herein provided.

  2. In the event that the Trustees desire to retain the Adviser to render investment advisory services hereunder with respect to one or more additional series ("Additional Series"), the Trust shall notify the Adviser in writing. If the Adviser is willing to render such services, it shall notify the Trust in writing, whereupon such Additional Series shall become subject to the terms and conditions of this Agreement.

  3. The Adviser shall furnish continuously an investment program for each of the Existing Series and any Additional Series which may become subject to the terms and conditions set forth herein (collectively, "Series") and shall manage the investment and reinvestment of the assets of each Series, subject at all times to the supervision of the Trustees.

  4. With respect to managing the investment and reinvestment of the Trust's assets, the Adviser shall provide, at its own expense:

     (a) Investment research, advise and supervision;

     (b) An investment program for each Series consistent with its investment objectives;

     (c) Implementation of the investment program for each Series including the purchase and sale of securities;

     (d) Advice and assistance on the general operations of the Trust; and

     (e) Regular report to the Trustees on the implementation of each Series' investment program.

  5. The Adviser shall, for all purposes herein, be deemed to be an independent contractor.

  6. The Adviser shall furnish at its own expense, or pay the expenses of the Trust for the following:

     (a) Office facilities, including office space, furniture and equipment;

     (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of the Trust's assets (including those required for research, statistical and investment work);

     (c) Personnel to serve without salaries from the Trust as officers or agents of the Trust. The Adviser need not provide personnel to perform, or pay the expenses of the Trust, for services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, registrar, dividend disbursing agent, auditors and legal counsel; and

     (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Adviser or any of its affiliates.

  7. All costs and expenses not specifically enumerated herein as payable by the Adviser shall be borne by the Trust. Such expenses shall include, but shall not be limited to, all expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust and any public offering of its shares, including, among others interest, taxes, brokerage fees and commissions, fees of Trustees who are not full-time employees of the Adviser and any of its affiliates, expenses of Trustees' and shareholders' meetings including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by its national distributor under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state and other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders. Additionally, if authorized by the Trustees, the Trust shall pay for extraordinary expenses and expenses of a non-recurring nature which may include, but not be limited to the reasonable and proportionate cost of any reorganization or acquisition of assets and the cost of legal proceedings to which the Trust is a party.

  8. For providing the services and assuming the expenses outlined herein, the Trust agrees that the Adviser shall be compensated as follows:

     (a) Within five days after the end of each month, the Trust shall pay the Adviser a fee based on the following annual rates as a percentage of the average aggregate daily net asset values of the Series:

                                            1ST          $1-2          $2+
SERIES                                  $1 BILLION     BILLION      BILLION
------                                  ----------     -------      -------
Phoenix Growth Fund Series                 0.70%         0.65%        0.60%
Phoenix Stock Fund Series                  0.70%         0.65%        0.60%
Phoenix Convertible Fund Series            0.65%         0.60%        0.55%
Phoenix High Yield Fund Series             0.65%         0.60%        0.55%
Phoenix Balanced Fund Series               0.55%         0.50%        0.45%
Phoenix U.S. Government Securities
 Fund Series                               0.45%         0.40%        0.35%
Phoenix Money Market Fund Series           0.40%         0.35%        0.30%

     The amounts payable to the Adviser shall be based upon the average of the values of the net assets of the particular Series as of the close of business each day, computed in accordance with the Declaration of Trust.

     (b) Compensation shall accrue immediately upon the effective date of this Agreement.

     (c) If there is termination of this Agreement during a month, the fee for that month shall be proportionately computed upon the average of the aggregate daily net asset values of the Trust for such partial period in such month.

     (d) The Adviser agrees to reimburse the Trust for the amount, if any, by which the total operating and management expenses for each Series (including the Adviser's compensation, pursuant to this paragraph, but excluding taxes, interest, costs of portfolio acquisition and dispositions and extraordinary expenses), for any "fiscal year" exceed the level of expenses which such Series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such Series are then qualified. Such reimbursement, if any, will be made by the Adviser to the Trust within five days after the end of each month. For the purpose of this subparagraph (d), the term "fiscal year" shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

  9. The services of the Adviser to the Trust are not deemed exclusive, the Adviser being free to render services to others and to engage in other activities. Without relieving the Adviser of its duties hereunder and subject to the prior approval of the Trustees and subject to further compliance with the applicable provisions of the Investment Company Act of 1940, as amended, the Adviser may appoint one or more agents to perform any of the functions and services which are to be provided under the terms of the Agreement upon such terms and conditions as may be mutually agreed upon among the Trust, the Adviser and any such Agent.

10. The Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties hereunder.

11.  It is understood that:

     (a) Trustees, officers, employees, agents and shareholders of the Trust are or may be "interested persons" of the Adviser as directors, officers, stockholders or otherwise;

     (b) Trustees, officers, employees, agents and stockholders of the Adviser are or may be "interested persons" of the Trust as Trustees, officers, shareholders or otherwise; and

     (c) The existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder.

12. This Agreement shall become effective with respect to each of the Existing Series as of January 1, 1994 (the "Contract Date"), and, with respect to any Additional Series, on the date specified in the notice to the Trust from the Adviser in accordance with paragraph 2 hereof that the Adviser is willing to serve as Adviser with respect to such Additional Series. Unless terminated as herein provided, this Agreement shall remain in full force and effect for a period of one year following the Contract Date, and, with respect to each Additional Series, until the next anniversary of the Contract Date following the date on which such Additional Series became subject to the terms and conditions of this Agreement and shall continue in full force and effect for periods of one year thereafter with respect to each Series so long as (a) such continuance with respect to any such Series is approved at least annually by either the Trustees or by a "vote of the majority of the outstanding voting securities" of such Series and (b) the terms and any renewal of this Agreement with respect to any such Series have been approved by a vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" of any such party cast in person at a meeting called for the purpose of voting on such approval; provided, however, that the continuance of this Agreement with respect to each Additional Series is subject to its approval by a "vote of a majority of the outstanding voting securities" of any such Additional Series on or before the next anniversary of the Contract Date following the date on which such Additional Series became a Series hereunder. Any approval of this Agreement by a vote of the holders of a "majority of the outstanding voting securities" of any Series shall be effective to continue this Agreement with respect to any such Series notwithstanding (a) that this Agreement has not been approved by a "vote of the majority of the outstanding voting securities" of any other Series affected thereby and (b) that this Agreement has not been approved by the holders of a "vote of a majority of the outstanding voting securities" of the Trust, unless either such additional approval shall be required by any other applicable law or otherwise.

13. The Trust may terminate this Agreement with respect to the Trust or to any Series upon 60 days' written notice to the Adviser at any time, without the payment of any penalty, by vote of the Trustees or, as to each Series, by a "vote of a majority of the outstanding voting securities" of such Series. The Adviser may terminate this Agreement with respect to any Series upon 60 days' written notice to the Trust, without the payment of any penalty. This Agreement shall immediately terminate in the event of its "assignment".

14. The terms "majority of the outstanding voting securities", "interested persons" and "assignment" when used herein, shall have the respective meanings specified in the Investment Company Act of 1940, as amended.

15. In the event of termination of this Agreement, or at the request of the Adviser, the Trust will eliminate all reference to "Phoenix" from its name, and will not thereafter transact business in a name using the word "Phoenix" in any form or combination whatsoever, or otherwise use the word "Phoenix" as a part of its name. The Trust will thereafter in all prospectuses, advertising materials, letterheads, and other material designed to be read by investors or prospective investors delete from the name the word "Phoenix" or any approximation thereof. If the Adviser chooses to withdraw the Trust's right to use the word "Phoenix", it agrees to submit the question of continuing this Agreement to a vote of the Trust's shareholders at the time of such withdrawal.

16. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustee and shareholders of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or be binding upon or impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Declaration of Trust, as amended, is or shall be on file with the Secretary of The Commonwealth of Massachusetts.

17. This Agreement shall be construed and the rights and obligations of the parties hereunder enforced in accordance with the laws of The Commonwealth of Massachusetts.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first written above.

              PHOENIX SERIES FUND
              By: /s/ Philip R. McLoughlin
                  --------------------------------
              Philip R. McLoughlin, President

              PHOENIX INVESTMENT COUNSEL, INC.
              By: /s/ Patricia A. Bannan
                  --------------------------------
              Patricia A. Bannan, President

                                                                      EXHIBIT B

                               PHOENIX SERIES FUND

                              SUBADVISORY AGREEMENT
                              ---------------------

                                                               August ___, 1999

Roger Engemann & Associates, Inc.
600 North Rosemead Boulevard
Pasadena, California 91107-2101

RE:  SUBADVISORY AGREEMENT

Gentlemen:

Phoenix Series Fund (the "Trust") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including the Phoenix-Goodwin Growth Fund (hereafter referred to as the "Fund").

Phoenix Investment Counsel, Inc. (the "Adviser") evaluates and recommends series advisers for the Trust and is responsible for the day-to-day management of the Fund.

  1. Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Roger Engemann & Associates, Inc. (the "Subadviser") as a subadviser to invest and reinvest the assets of the Fund on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities which do not conflict in any material manner in the Subadviser's performance hereunder.

  2. Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a subadviser to the Adviser and agrees to use its best professional judgment to make investment decisions for the Fund in accordance with the provisions of this Agreement.

  3. Services of Subadviser. The Subadviser shall provide the services set forth herein and in Schedule A attached hereto and made a part hereof. In providing management services to the Fund, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Fund and as set forth in the Trust's then current Prospectus and Statement of Additional Information (as the same may be modified from time to time), and to the Trust's Agreement and Declaration of Trust and By-Laws, to the investment and other restrictions set forth in the Act, the Securities Act of 1933 and the Internal Revenue Code and the rules and regulations thereunder, and to the supervision and control of the Trustees of the Trust (the "Trustees"). The Subadviser shall not, without the Adviser's prior approval, effect any transactions which would cause the Fund at the time of the transaction to be out of compliance with any of such restrictions or policies.

  4. Expenses. The Subadviser shall furnish at its own expense, or pay the expenses of the Adviser, for the following:

     (a) Office facilities, including office space, furniture and equipment utilized by its employees, in the fulfillment of Subadviser's responsibilities hereunder;

     (b) Personnel necessary to perform the functions required to manage the investment and reinvestment of each Fund' assets (including those required for research, statistical and investment work), and to fulfill the other functions of the Subadviser hereunder;

     (c) Personnel to serve without salaries for the Trust as officers or agents of the Trust. The Subadviser need not provide personnel to perform, or pay the expenses of the Adviser for, services customarily performed for an open-end management investment company by its national distributor, custodian, financial agent, transfer agent, auditors and legal counsel; and

     (d) Compensation and expenses, if any, of the Trustees who are also full-time employees of the Subadviser.

  5. Transaction Procedures. All transactions for the Fund will be consummated by payment to, or delivery by, the Custodian(s) from time to time designated by the Trust (the "Custodian"), or such depositories or agents as may be designated by the Custodian pursuant to its agreement with the Trust (the "Custodian Agreement"), of all cash and/or securities due to or from the Fund. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Fund placed by it with brokers and dealers at the time and in the manner set forth in the Custodian Agreement and in Schedule B hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

  6. Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Fund transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

     A. In placing orders for the sale and purchase of Fund securities for the Trust, the Subadviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, so long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain "best execution" on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser's overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

     B. Subject to the requirements of paragraph A above, the Adviser shall have the right to require that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Adviser and the Subadviser, shall be executed by brokers and dealers that provide brokerage or research services to the Trust or that will be of value to the Trust in the management of its assets, which services and relationship may, but need not, be of direct or exclusive benefit to the Fund. In addition, subject to paragraph A above, the applicable Conduct Rules of the National Association of Securities Dealers, Inc. and other applicable law, the Trust shall have the right to request that transactions be executed by brokers and dealers by or through whom sales of shares of the Trust are made.

     C. The Subadviser shall not execute any transactions for the Fund with a broker or dealer that is an "affiliated person" (as defined in the Act) of the Trust, the Subadviser or the Adviser without the prior written approval of the Trust.

  7. Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

  8. Limitation of Liability. The Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Fund and that such acts or omissions shall not have resulted from the Subadviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Subadviser in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Subadviser from liability under the Act, other federal or state securities laws or common law).

  9. Confidentiality. Subject to the duty of the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of the Subadviser and the Trust in respect thereof.

 10. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Adviser to consider whether an assignment as defined in
     Section 2(a)(4) of the Act will occur and to take the steps it deems necessary.

 11. Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

     A. It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act").

     B. It will maintain, keep current and preserve on behalf of the Trust, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule D (as amended from time to time). The Subadviser agrees that such records are the property of the Trust, and will be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either.

     C. It has a written code of ethics complying with the requirements of Rule 17j-l under the Act and will provide the Adviser with a copy of the code of ethics and evidence of its adoption. Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust (the "Code of Ethics"). Within 10 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rule 17j-l during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Subadviser shall permit the Trust and Adviser to examine the reports required to be made by the Subadviser under Rule 17j-l(c)(1) and this subparagraph.

     D. Reference is hereby made to the Declaration of Trust dated July 28, 1980, establishing the Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name Phoenix Series Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

 12. Amendment. This Agreement may be amended at any time, but only by written agreement among the Subadviser, and the Adviser, which amendment, other than amendments to Schedules B and D, is subject to the approval of the Trustees and the Shareholders of the Trust as and to the extent required by the Act.

 13. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 1999, and thereafter only so long as its continuance has been specifically approved at least annually by the Trustees in accordance with
     Section 15(a) of the Act, and by the majority vote of the disinterested Trustees in accordance with the requirements of Section 15(c) thereof.

 14. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise, upon sixty (60) days' written notice to the other parties, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

 15. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

 16. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

                                PHOENIX INVESTMENT COUNSEL, INC.


                                By:__________________________
                                   Michael E. Haylon
                                   President

ACCEPTED:

ROGER ENGEMANN & ASSOCIATES, INC.


By:________________________
Name:   J. Roger Engemann
Title:  President

SCHEDULES:    A.  Subadviser Functions
              B.  Operational Procedures
              C.  Fee Schedule
              D.  Record Keeping Requirements

                                   SCHEDULE A
                                   ----------

                              SUBADVISER FUNCTIONS

     With respect to managing the investment and reinvestment of the Fund assets, the Subadviser shall provide, at its own expense:

     (a) An investment program for the Fund consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board of Trustees and Adviser;

     (b) Implementation of the investment program for the Fund based upon the foregoing criteria;

     (c) Quarterly reports, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Subadviser's code of ethics; ii) compliance with procedures adopted from time to time by the Trustees of the Trust relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Fund assets in accordance with the then prevailing prospectus and statement of additional information pertaining to the Fund and governing laws; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Fund limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and, vi) the implementation of the Fund investment program, including, without limitation, analysis of Fund performance;

     (d) Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Trustees at such time(s) and location(s) as reasonably requested by the Adviser or Trustees; and

     (e) Participation, overall assistance and support in marketing the Fund, including, without limitation, meetings with pension fund representatives, broker/dealers who have a sales agreement with Phoenix Equity Planning Corporation, and other parties requested by the Adviser.

                                   SCHEDULE B
                                   ----------

                             OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for a flow of information to be supplied to State Street Bank and Trust Company (the "Custodian"), the custodian for the Trust.

The Subadviser must furnish the Custodian with daily information as to executed trades, or, if no trades are executed, with a report to that effect, no later than 5 p.m. (Eastern Standard time) on the day of the trade (confirmation received from broker). The necessary information can be sent via facsimile machine to the Custodian. Information provided to the Custodian shall include the following:

          1.  Purchase or sale;
          2.  Security name;
          3.  CUSIP number (if applicable);
          4.  Number of shares and sales price per share;
          5.  Executing broker;
          6.  Settlement agent;
          7.  Trade date;
          8.  Settlement date;
          9.  Aggregate commission or if a net trade;
         10.  Interest purchased or sold from interest bearing security;
         11.  Other fees;
         12.  Net proceeds of the transaction;
         13.  Exchange where trade was executed; and
         14.  Identified tax lot (if applicable).

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be maintained in the name of the Trust. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report. This will normally be done by telex so that the Subadviser will know the amount available for investment purposes.

                                   SCHEDULE C
                                   ----------

                                 SUBADVISORY FEE

     For services provided to the Trust pursuant to paragraph 3 hereof, the Adviser will pay to the Subadviser, on or before the 10th day of each month, a fee, payable in arrears, at the annual rate of 0.10% of the average daily net assets of the Phoenix-Goodwin Growth Fund up to $3 billion and 0.30% of such value in excess of $3 billion. The fees shall be prorated for any month during which this agreement is in effect for only a portion of the month. In computing the fee to be paid to the Subadviser, the net asset value of the Trust and each Fund shall be valued as set forth in the then current registration statement of the Trust.

                                   SCHEDULE D
                                   ----------

                   RECORDS TO BE MAINTAINED BY THE SUBADVISER

1. (Rule 31a-1(b)(5)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.  The name of the broker;

     B. The terms and conditions of the order and of any modifications or cancellations thereof;

     C.  The time of entry or cancellation;

     D.  The price at which executed;

     E.  The time of receipt of a report of execution; and

     F.  The name of the person who placed the order on behalf of the Trust.

2.   (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
     (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named broker or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

     A.  Shall include the consideration given to:
         (i)   The sale of shares of the Trust by brokers or dealers.
         (ii)  The supplying of services or benefits by brokers or dealers to:
               (a) The Trust,
               (b) The Adviser (Phoenix Investment Counsel, Inc.)
               (c) The Subadviser, and
               (d) Any person other than the foregoing.
         (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

     B.  Shall show the nature of the services or benefits made available.

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3. (Rule 3la-(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
     Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Subadviser's transactions for the Trust.





----------
* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or subadviser review.

                               PHOENIX SERIES FUND
                                101 MUNSON STREET
                         GREENFIELD, MASSACHUSETTS 01301

                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                  AUGUST 6, 1999

                                      PROXY

     The undersigned shareholder of Phoenix Series Fund (the "Trust"), revoking any and all previous proxies heretofore given for shares of the Trust held by the undersigned, hereby constitutes and appoints Philip R. McLoughlin and Nancy
J. Engberg and each of them, proxies and attorneys of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Trust to be held on August 6, 1999 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts, and at any and all adjournments thereof, with respect to all shares of the Trust for which the undersigned is entitled to provide instructions or with respect to which the undersigned would be entitled to provide instructions or act with all the powers the undersigned would possess if personally present and to vote with respect to specific matters as set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revised.

     To avoid the expense of adjourning the Meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope.

     This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each Proposal. If no direction is made for any Proposals, this proxy will be voted "FOR" any and all such Proposals.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

                                                                ACCOUNT NUMBER:
                                                                        SHARES:
                                                                    CONTROL NO:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  |X|

                                              KEEP THIS PORTION FOR YOUR RECORDS
                                             DETACH AND RETURN THIS PORTION ONLY

                    THIS PROXY CARD IS VALID ONLY WHEN SIGNED
                                   AND DATED.

VOTE ON PROPOSAL
1. ELECTION OF TRUSTEES
To fix the number of Trustees at twelve and               Withhold     For All
elect Trustees (except as marked to the         For       Authority    Except
contrary below)                                [   ]        [   ]       [   ]

R. Chesek, V. Conway, H. Dalzell-Payne,
F. Jeffries, L. Keith, P. McLoughlin, E.
Morris, J. Oates, C. Pedersen, H. Roth, R.
Segerson and L. Weicker

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME. UNLESS AUTHORITY IS WITHHELD TO VOTE FOR ALL NOMINEES, THE PERSONS NAMED AS PROXIES SHALL VOTE TO FIX THE NUMBER OF TRUSTEES AT TWELVE.)

2. RATIFICATION OF SELECTION OF                 For        Against     Abstain
   PRICEWATERHOUSECOOPERS LLP AS AUDITORS     [   ]        [   ]       [   ]

TO BE VOTED UPON BY SHAREHOLDERS OF
PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES
FUND ONLY.
3. APPROVAL OF CHANGE TO INVESTMENT OBJECTIVE   For        Against     Abstain
   OF PHOENIX-GOODWIN U.S. GOVERNMENT
   SECURITIES FUND                            [   ]        [   ]       [   ]

TO BE VOTED UPON BY SHAREHOLDERS OF
PHOENIX-GOODWIN U.S. GOVERNMENT SECURITIES
FUND ONLY.
4. APPROVAL OF SUBSTITUTION OF INVESTMENT
   ADVISER FOR PHOENIX-GOODWIN U.S.             For        Against     Abstain
   GOVERNMENT SECURITIES FUND                 [   ]        [   ]       [   ]

TO BE VOTED UPON BY SHAREHOLDERS OF
PHOENIX-GOODWIN GROWTH FUND ONLY.
5. APPROVAL OF SUBADVISORY AGREEMENT WITH       For        Against     Abstain
   ROGER ENGEMANN & ASSOCIATES, INC.           [   ]        [   ]       [   ]

6. TO TRANSACT SUCH OTHER BUSINESS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF SHARES ARE REGISTERED IN MORE THAN ONE NAME, ALL REGISTERED SHAREHOLDERS SHOULD SIGN THIS PROXY; BUT IF ONE SHAREHOLDER SIGNS, THIS SIGNATURE BINDS THE OTHER SHAREHOLDER. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, AGENT, TRUSTEE, GUARDIAN, OR CUSTODIAN FOR A MINOR, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

     This proxy may be revoked by the shareholder(s) at any time prior to the Annual Meeting of the Shareholders.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Signature                       Date        Signature (Joint Owners)   Date
(PLEASE SIGN WITHIN BOX)